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DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA  92121-2706

(858) 964-0500   Fax: (858) 964-0555

February 28, 2011

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the renewal of the sub-advisory agreement for the Dunham Monthly Distribution Fund (the "Fund") with Westchester Capital Management, Inc. and the appointment of Westchester Capital Management, LLC, the successor entity to Westchester Capital Management, Inc., as investment sub-adviser to the Fund.

As described in the enclosed Information Statement, the Board of Trustees ("Trustees" or "Board") of the Dunham Funds has reappointed Westchester Capital Management, Inc. ("Westchester Inc.") as the investment sub-adviser to the Fund and has approved a sub-advisory agreement with Westchester Capital Management, LLC on identical terms as the prior sub-advisory agreement.  During the Board of Trustees' annual review of the sub-adviser, at which time the Board determines whether to renew or discontinue the sub-advisory agreement, the Board noted that the sub-adviser would be reorganizing from a corporate entity to a limited liability company and that a significant amount of the membership interests in the sub-adviser would be changing, effective December 31, 2010.  Pursuant to the change in entity form, Westchester Capital Management, LLC would be acquiring substantially all of the business and assets of Westchester Capital Management, Inc., the Fund's, then-current and now previous, investment sub-adviser.

By way of background, the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement would be deemed to have automatically terminated on December 31, 2010, when the sub-adviser's ownership interests changed.

Because the change in ownership is deemed to be a "change in control," the Board elected to approve and renew the existing sub-advisory agreement as well as appoint Westchester Capital Management, LLC as the new sub-adviser and approve a new sub-advisory agreement with Westchester Capital Management, LLC.  Therefore, the Board is providing this Information Statement to shareholders.

As always, please feel free to call us at 1-888-3DUNHAM with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham Monthly Distribution Fund

March 1, 2011

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA  92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham Monthly Distribution Fund (the "Fund"), a series of Dunham Funds ("Dunham Funds" or the "Trust").  This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that Dunham Funds received from the U.S. Securities and Exchange Commission (the "SEC") on September 26, 2006.  The Exemptive Order permits Dunham Funds' investment adviser, Dunham & Associates Investment Counsel, Inc. ("Dunham & Associates" or "Adviser") to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the "Board of Trustees" or the "Board"), without obtaining shareholder approval.  Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on December 7, 2010, the Board, including a majority of the Independent Trustees, approved and renewed the sub-advisory agreement with Westchester Capital Management, Inc. ("Westchester Inc.") as sub-adviser to the Fund.  Additionally, the Board appointed Westchester Capital Management, LLC ("Westchester LLC"), the successor entity to Westchester Inc., sub-adviser effective December 31, 2010 and approved a sub-advisory agreement on identical terms as the prior sub-advisory agreement.

This Information Statement is being supplied to shareholders to fulfill the notice requirement and will be mailed on or about March 1, 2011 to the Fund's shareholders of record as of February 10, 2011 (the "Record Date").  This Information Statement describes the sub-advisory agreement for the Fund.  As of the Record Date, there were issued and outstanding 730,573.0780 Class A shares, 687,949.3620 Class C shares, and 1,247,274.6016 Class N shares of the Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

Dunham Funds is an open-end management investment company, commonly known as a "mutual fund," and sells and redeems shares every day that it is open for business.  The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121.  Pursuant to an investment management agreement with the Trust on behalf of the Fund (the "Advisory Agreement"), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-adviser and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently reapproved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 7, 2010.

As indicated above, the Adviser has obtained an exemptive order from the SEC that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval (the "Order").  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

During the Board of Trustees' annual review of the sub-adviser, at which time the Board determines whether to renew or discontinue the sub-advisory agreement, the Board noted that the sub-adviser would be reorganizing from a corporate entity to a limited liability company and that a significant amount of the membership interests in the sub-adviser would be changing, effective December 31, 2010.  Pursuant to the change in entity, Westchester LLC would be acquiring substantially all of the business and assets of Westchester Inc., the Fund's, then-current and now previous, investment sub-adviser.  By way of background, the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment."  Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement is deemed to have automatically terminated on December 31, 2010, when the sub-adviser's ownership interests changed.  Because the change in ownership is deemed to be a "change in control," the Board elected to approve and renew the existing sub-advisory agreement as well as appoint Westchester LLC as the new sub-adviser and approve a new sub-advisory agreement with Westchester LLC.

At a meeting of the Board of Trustees held on December 7, 2010 (the "Board Meeting"), the Board of Trustees voted to renew the prior sub-advisory agreement with Westchester Inc. (the "Prior Sub-Advisory Agreement") and, for the reasons discussed above, the Trustees also voted to appoint Westchester LLC as the new sub-adviser as well as approve a new sub-advisory agreement with Westchester LLC ("New Sub-Advisory Agreement") for the Fund.  The New Sub-Advisory Agreement took effect as of December 31, 2010.

II.

PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

Westchester Inc., located at 100 Summit Lake Drive, Valhalla, NY 10595, acted as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.  Westchester Inc. was a privately owned company.  Roy D. Behren, Portfolio Manager, has worked for Westchester Inc. since 1994.  Michael T. Shannon, CFA, Portfolio Manager, re-joined Westchester Inc. in 2007.  Frederick W. Green, Portfolio Manager, has worked for Westchester Inc. since 1989.  They have served as portfolio managers to the Fund since it commenced operations in September 2008 and shared responsibility for day-to-day management of the Fund.

The Prior Sub-Advisory Agreement was initially approved by the Board of Trustees on and dated as of May 14, 2008.

Under the Advisory Agreement with Dunham & Associates, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund's average daily net assets.  Under the Prior Sub-Advisory Agreement, Westchester Inc. received a fulcrum fee, which varied based on the Fund's performance as compared to the Fund's benchmark index, the IQ Hedge Market Neutral Beta Index (the "Index") over a rolling 12-month period; provided, however that the performance adjustment to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from the inception of the contract to date, on the day of calculation.  Westchester Inc. was rewarded when performance exceeded the Index and was penalized when performance was short of the benchmark.  No adjustment was made to the sub-advisory fees if performance fell within the "null zone," i.e., a range where performance differences are not meaningful.

The Fund's fulcrum fee is calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the "Base Fee"), adjusted by the Fund's performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Index (the "Performance Fee").  The Base Fee under the Prior Sub-Advisory Agreement was 0.50%.  The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.50%, such that the sub-advisory fee could vary from 0.00% (the "Minimum Fee") to 1.00% (the "Maximum Fee").

Westchester Inc. was compensated under the terms of the Prior Sub-Advisory Agreement based on its performance and the Prior Sub-Advisory Agreement was a fulcrum fee arrangement as follows:

	Current Management Fee	Adviser's Portion	Sub-Adviser's Portion
Dunham Monthly Distribution Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%

All sub-advisory fees were within the limits of the negotiable sub-advisory fee range pre-approved by shareholders:

Negotiable Range of Sub-Advisory Fees Pre-Approved
Monthly Distribution Fund	0% - 1.50%

During the first twelve months of the Prior Sub-Advisory Agreement, the Fund accrued, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the "Fulcrum Fee").  However, because the Prior Sub-Advisory Agreement required that Westchester Inc. be paid only the monthly Minimum Fee (0.00%) during the first year, Westchester Inc. received no compensation until the end of the first year.  At the end of the first year of the Prior Sub-Advisory Agreement, Westchester Capital was paid a lump sum that reflected the accrued Fulcrum Fee over the year, less any Minimum Fees paid during the first year.  Therefore, in the first year, the Fulcrum Fee methodology had three elements: (1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; (2) monthly payment of the Minimum Fee only; and (3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under the Prior Sub-Advisory Agreement, the entire sub-advisory fee was calculated daily and paid monthly based on the Fund's average daily net assets and performance versus the Index over the prior rolling twelve-month period.

For the fiscal year ended October 31, 2010, the Fund paid $511,606 in investment sub-advisory fees to Westchester Inc. and paid $427,863 in investment advisory fees to the Adviser.

III.

NEW SUB-ADVISORY AGREEMENT FOR THE FUND

At the Meeting, the Board approved the hiring of Westchester LLC as the sub-adviser to the Fund pursuant to the New Sub-Advisory Agreement by and among Westchester LLC, Dunham & Associates and the Trust.  The New Sub-Advisory Agreement is identical to the Prior Sub-Advisory Agreement with Westchester Inc. with the exception of the effective date and termination date.

The New Sub-Advisory Agreement will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The New Sub-Advisory Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act.

The sub-adviser was founded in 1980 as Westchester Capital Management, Inc., prior to its reorganization as a limited liability company in December 2010.  As of January 1, 2011, Westchester LLC advised accounts having assets of approximately $3 billion.  Westchester LLC is located at 100 Summit Lake Drive, Valhalla, NY 10595.  Westchester Capital LLC currently manages investments for other investment companies in addition to the Fund.

Below is the name and principal occupation of each principal officer or director of Westchester LLC as of January 1, 2011.  The business address of each person listed below is 100 Summit Lake Drive, Valhalla, NY 10595.  Mr. Behren, through his ownership of the interests in RDBWCM Holdings, LLC, and Mr. Shannon, through his ownership of the interests in MTSWCM Holdings, LLC, each indirectly control the sub-adviser.  RDBWCM Holdings, LLC and MTSWCM Holdings, LLC, each hold 44% of the interests of the sub-adviser.

Name	Title	Principal Occupation
Roy D. Behren	Elected Member	Portfolio Manager
Michael T. Shannon	Elected Member	Portfolio Manager

The fee table below illustrates the Fulcrum Fee methodology employed in the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement.  The Performance Fee can adjust the Base Fee of 0.50% up or down by as much as +/- 0.50%, such that the sub-advisory fee can vary from the Minimum Fee of 0.00% to a Maximum Fee of 1.00%, in the case of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement prior to any increase in the base fee.  In addition, the fee table illustrates a null zone of plus or minus 0.15%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.025% of outperformance or underperformance of the Index.

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
1.25% or more	0.50%	1.000%	0.000%
1.00%	0.40%	0.900%	0.100%
0.75%	0.30%	0.800%	0.200%
0.50%	0.20%	0.700%	0.300%
0.25%	0.10%	0.600%	0.400%
0.15%	Null Zone	0.500%	0.500%
Even With Index	Base Fee	0.500%	0.500%

CURRENT FEE AND EXPENSE TABLES

The following table provides information about the Fund's fees and expenses under the Prior Sub-Advisory Agreement:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.65%	1.65%	1.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses (1)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.67%	3.42%	2.42%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

EXAMPLE

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$830	$1,357	$1,909	$3,405
Class C	$345	$1,051	$1,779	$3,703
Class N	$245	$755	$1,291	$2,756

PRO FORMA FEE AND EXPENSE TABLES

The Fund's fees and expenses would have been the same assuming the New Sub-Advisory Agreement had been in place during the Fund's last fiscal year.  Therefore, a pro-forma Fees and Expenses table and Example are not presented.

BOARD CONSIDERATIONS IN RENEWING THE PRIOR SUB-ADVISORY AGREEMENT AND APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with its review and re-approval of the Prior Sub-Advisory Agreement with Westchester Inc. and the appointment of Westchester LLC as investment sub-adviser and approval of the New Sub-Advisory Agreement with Westchester LLC at an in-person meeting, the Board considered materials furnished by Westchester Inc. and Dunham & Associates, including information about, but not limited to, Westchester Inc.'s and Westchester LLC's personnel, operations and financial condition.  The Trustees discussed the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the agreement.  A discussion ensued regarding the risks and rewards involved for Westchester Inc. and Westchester LLC under the fulcrum fee arrangement.  The Board deliberations included a consideration of the following:

Performance.  Overall, the Board concluded that the performance of the Fund was very good relative to its benchmark, the IndexIQ IQ Hedge Market Neutral Beta Index, as well as relative to its peer group of mutual funds (those with less than $100 million and classified as Long/Short in the Morningstar database).  The Fund's one-year return (for Class N shares) was 10.65%, while the peer group one-year return was 4.31% and the Index one-year return was 3.24%.  The Board also noted that the Fund's three-month return compared favorably to the peer group and the Index.  The Board concluded that the sub-adviser's past performance was acceptable and that performance should be monitored closely to assure that the reorganization of the sub-adviser does not distract the sub-adviser to the detriment of future performance.

Nature, Quality and Extent of Services.  As to the nature, quality and extent of the services provided by the sub-adviser, the Board noted the experience of the portfolio management and research personnel of Westchester Capital LLC, including their experience in the investment field, education and industry credentials.  In addition, the Trustees reviewed the sub-adviser's Form ADV which described the operations and policies of the sub-adviser.  The Trustees also reviewed a description of the organizational structure of the reorganized sub-adviser, noting that the two Fund portfolio managers that will be the indirect majority owners of the sub-adviser (effective December 31, 2010) and are thus strongly incented to assure the sub-adviser continues to provide high-quality services to the Fund.  The Trustees noted that while the sub-adviser does not have the number of employees that other advisers may possess, the sub-adviser is able to devote significant time to the Fund because it manages only a few other accounts.  Therefore, the Trustees concluded that the sub-adviser is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the sub-adviser's operational and compliance processes are well designed and give the Trustees confidence that the Fund will be managed in conformity with its investment objective and restrictions.  The sub-adviser certified to the Board that it had complied with the Trust's Code of Ethics.  The Trustees concluded that the sub-adviser has provided high quality advisory services to the Fund and that the nature and extent of services provided by the sub-adviser were reasonable and consistent with the Board's expectations and expected to remain so.  Even though Mr. Green, one of the Fund's prior portfolio managers will have retired as of December 31, 2010, the Board concluded that the remaining two portfolio managers possess sufficient expertise and experience to continue to provide the same level of services to the Fund.

Costs of the Services and Profitability.  As to the cost of the services to be provided and the profits to be realized by the sub-adviser, the Board considered the Base Fee to be paid to Westchester LLC when the performance of the Fund was equal to that of the Index.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  The Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) to be charged by Westchester LLC as successor to Westchester Inc. to other accounts noting the sub-adviser charges 1.00% to 1.25% to other accounts and that one account also has a performance-based fees of 20% of returns over a threshold level.  The Trustees concluded the Fund's sub-advisory fees were lower than those charged other clients, albeit not purely comparable because of the mixture of base and performance fees.  The Board also compared the Fund's expected sub-advisory fees and total expense ratio under the New Sub-Advisory Agreement with those of a peer group of Long/Short funds and concluded that the expected sub-advisory fees, while above average, where within a reasonable range.

The Board then considered the potential fee adjustments to be made to the Fund's Base Fee based on performance. The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (based on Class N shares) to the Index from inception of the Prior Sub-Advisory Agreement to date.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Agreement would ensure that any significant fee adjustments were attributable to the sub-adviser's investment skill, rather than to random fluctuations.  Because the sub-adviser is charging the Fund less than a peer group of its clients and because Fund performance has been significantly above average (6.34% above the Fund's peer group and 7.41% above the Fund's Index), it was the consensus of the Board that the sub-adviser's fee was reasonable and that retaining the sub-adviser is in the Fund's best interests because it would be difficult and probably more costly to replace the sub-adviser.  After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund's sub-advisory fee was acceptable in light of the quality of services the Fund has received from Westchester Inc. and continues to expect to receive from Westchester LLC.  As to profitability, the Trustees discussed the total fees expected to be paid to Westchester LLC based on the Fund's current assets, and noted that payments above the Fulcrum Fee will be dependant on the sub-adviser's performance relative to the Fund's Index.  The sub-adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the New Sub-Advisory Agreement.  As to the costs of the services to be provided, and profits to be realized by the sub-adviser, the Trustees reviewed Westchester Inc.'s financial statements for the past three years.  Especially in light of the alignment of interests between the sub-adviser and shareholders created by the performance-based Fulcrum Fee arrangement, the Trustees concluded that the fee arrangement is reasonable and that the sub-adviser would not reap excessive profits from its relationship with the Fund.  They agreed that the sub-adviser's relationship with the Fund is profitable, but not excessively so.

Economies of Scale.  As to economies of scale, the Trustees noted that the New Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Westchester LLC to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets, however, the Trustees recognized that the Fund had not yet reached an asset level where Westchester LLC could realize significant economies of scale as to the Fund.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, but may be revisited as the Fund grows.

During the Board's deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Sub-Advisory Agreement.  As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement were fair and reasonable and voted to approve the New Sub-Advisory Agreement for the Fund to be effective as of December 31, 2010.

Subsequent Event.  On February 22, 2011, the Board of Trustees held a special meeting to consider an amendment to the New Sub-Advisory Agreement with Westchester LLC that would increase the base or fulcrum fee from 0.50% to 0.75% (0.70% on assets over $1 billion).  The Trustees concluded that the sub-adviser's request for an increase in the base portion of its fee was reasonable, and that negotiating a new fee in order to retain the sub-adviser was in the Fund's best interests.  When the Fund's assets are at or below $1 billion, the maximum performance adjustment is +/- 0.50%.  When the Fund's assets exceed $1 billion, the maximum positive performance adjustment declines as Fund assets increase.  The revised fee schedule is effective March 1, 2011.

IV.

OTHER MATTERS

The following table provides information about shareholders of record or shareholders who are beneficial owners as of February 10, 2011 of 5% or more of a share class.

Class	Name & Address	Status of Ownership	Percent of Class
N	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Record	81.13%

C	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, NV 89521	Record	15.70%

A	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	Record	5.49%
A	Pershing PO Box 2052 Jersey City, NJ 07303	Record	5.50%

As of February 10, 2011, the Trustees and officers as a group owned less than 1% of the Fund's outstanding shares.  Information relating to share ownership by each Trustee and officer of the Trust as of February 10, 2011 is set forth in the table below:

Title of Class	Name of Beneficial Owner	Share Amount	Percent of Class
Class N	Jeffrey A. Dunham	810.81	0.00065%
Class N	Denise S. Iverson	240.76	0.00019%
Class N	Hilarey M. Findeisen	0.00	0.00000%
Class N	Michael J. Wagner	0.00	0.00000%
Class N	Tamara Beth Wendoll	0.00	0.00000%
Class N	James Colantino	0.00	0.0000%
Class N	Timothy Considine	0.00	0.00000%
Class N	Henry Goldstein	1,917.53	0.00153%
Class N	Paul Rosinack	1,170.82	0.00093%

The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended October 31, 2010 and the Trust's semi-annual report for the fiscal period ended April 30, 2010 to a shareholder upon request.  To obtain the Trust's annual report or semi-annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  During the fiscal year ending October 31, 2010, no commissions were paid to brokers affiliated with Westchester Inc.

Principal Underwriter, Administrator and Custodian.  Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The Distributor did not receive compensation for distributing the Fund's shares during the fiscal year ended October 31, 2010. Gemini Fund Services, LLC, which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund.  US Bank, N.A., which has its principal place of business at 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's custodian.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Trust by calling Hilarey M. Findeisen at 1-888-3DUNHAM or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, Attn: Hilarey M. Findeisen.  Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

Appendix A

THE DUNHAM FUNDS
SUB-ADVISORY AGREEMENT

AGREEMENT dated December 6, 2010, and effective December 31, 2010, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the "Adviser"), DUNHAM FUNDS, a Delaware statutory trust (the "Trust") and WESTCHESTER CAPITAL MANAGEMENT, LLC, a Delaware limited liability corporation (the "Sub-Adviser") (each a "Party," and together, the "Parties").

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission ("SEC") as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated May 14, 2008 (the "Advisory Agreement") with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of several separate series of shares (each a "Series"), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees (the "Board"), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust's Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a "Fund"; collectively, the "Funds"), which assets the Adviser may from time to time assign to the Sub-Adviser (the "Sub-Adviser Assets"), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the "Prospectus") and subject to the directions of the Adviser and the Board, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

(b)

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and By-Laws, the Prospectus(es), and with the instructions and directions received in writing from the Adviser or the Board and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (30 days) advance notice, in writing, of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has actual receipt of such prior notice from the Trust or Adviser at least five business days in advance of the effectiveness of such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust's registration statement on Form N-1A, as the same may be amended from time to time ("Registration Statement"). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)

Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. At the request of the Trust, the Sub-Adviser shall provide its recommendations as to the voting of such proxies. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser's proxy voting policies and procedures and Sub-Adviser's voting record with respect to Sub-Adviser Assets.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys' fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

(e)

Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In addition to the above stated considerations, the Sub-Adviser will direct brokerage commissions to brokers or dealers to finance the distribution of Trust shares only to the extent permitted by applicable law and regulation.

(f)

Securities Transactions.  In no instance, however, will any Fund's portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser's compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser's compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

(h)

Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet at the Sub-Adviser's offices with the Trust's Board to review the Sub-Adviser Assets.

From time to time, as reasonably requested by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

(i)

Custody Arrangements. The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust's custodian such information as the Adviser, consultant(s) and the Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(j)

Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the tenth (10th) business day following the date of calculation, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Sub-Adviser is a limited liability corporation duly organized and validly existing under the laws of the State of Delaware, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser's Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser's Form ADV to reflect the execution, delivery and performance of this Agreement).

7.

Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

(f)

The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

(g)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.

Use of Sub-Adviser's Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use Sub-Adviser's name and logo in all materials relating to the Funds, including all prospectuses, proxy statements, reports to shareholders, promotional or sales literature and other written materials prepared for distribution to shareholders of the Fund(s) or the public. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

9.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby.

(b)

Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the any one of their breach of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys' fees, howsoever arising from, or in connection with, the Adviser's breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

11.

Duration and Termination.

(a)

Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the "Effective Date"), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. As Sub-Adviser anticipates a change in control during the term of this agreement, Adviser hereby assures Sub-Adviser that a shareholder vote due to such change of control will likely be unnecessary pursuant to relief granted by an exemptive order from the SEC that permits the Adviser, with Board approval, to enter into or amend sub-advisory agreements without obtaining shareholder approval.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.

Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund's outstanding voting securities.

13.

Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust's Declaration of Trust.

14.

Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

15.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)

If to the Adviser:

Jeffrey A. Dunham, President & CEO
Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(b)

If to the Trust:

Denise S. Iverson, Treasurer
Dunham Funds
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(c)

If to the Sub-Adviser:

Roy Behren, CCO and Portfolio Manager
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY 10595
Phone: (914) 741-5600

16.

Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT
  COUNSEL, INC.

By:

Name:

Jeffrey A. Dunham
Title:

President

TRUST

DUNHAM FUNDS

By:

Name:

 Denise S. Iverson
Title:

Treasurer
Date:

SUB-ADVISER
WESTCHESTER CAPITAL
MANAGEMENT, LLC

By:

Name:

Roy Behren

Title:

CCO and Portfolio Manager

EXHIBIT A

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

WESTCHESTER CAPITAL MANAGEMENT, LLC

Effective on or about December 31, 2010 (pending Board approval)

DUNHAM MONTHLY DISTRIBUTION FUND Class C
Ticker: DCMDX
DUNHAM MONTHLY DISTRIBUTION FUND Class N
Ticker: DNMDX
DUNHAM MONTHLY DISTRIBUTION FUND Class A
Ticker: DAMDX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	50 Basis Points (0.50%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee

The performance fee rate will vary by up to +/-50 bps (0.50%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the IndexIQ IQ Hedge Market Neutral Beta Index (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).

The performance fee rate will increase/decrease by 1 bp (0.01%) for each 2.5 bps (0.025%) of outperformance/underperformance of the Index; i.e., the performance fee rate will increase/decrease by approximately 40% of the difference in performance. There will be no adjustment to the Base Fee if the Fund performs within the “null zone,” defined as +/-15 bps (0.15%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

Calculation method for the first year of the Agreement:

During the first twelve months of the Agreement, the Fund will accrue daily both the Base Fee and the Performance Fee.  The Base Fee will be calculated at the annual rate disclosed above based on the average daily net assets of the Fund. The performance fee rate will be calculated based on the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement through the date of calculation. The performance fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee.  During the first year, the Sub-Adviser will be paid out monthly only to the extent that the Base Fee less the maximum performance fee rate is greater than 0.00% (the “Minimum Fee”).  At the end of the first year, the Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first year.

Calculation method beginning with the thirteenth month of the Agreement:

Base Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s average daily net assets for the most recent month.

Performance Fee

The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period.  The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated as of the most recent month end to the Fund’s average daily net assets during the trailing 12-month period.  The Performance Fee will be accrued daily.

Fulcrum Fee

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The Fee Table below illustrates how the performance fee rate is calculated:

Cumulative Twelve Month Return Versus Index	Performance Fee Rate

1.25% or more greater than index	0.50%
1.20% greater than index	0.48%
1.15% greater than index	0.46%
1.10% greater than index	0.44%
1.05% greater than index	0.42%
1.00% greater than index	0.40%
0.95% greater than index	0.38%
0.90% greater than index	0.36%
0.85% greater than index	0.34%
0.80% greater than index	0.32%
0.75% greater than index	0.30%
0.70% greater than index	0.28%
0.65% greater than index	0.26%
0.60% greater than index	0.24%
0.55% greater than index	0.22%
0.50% greater than index	0.20%
0.45% greater than index	0.18%
0.40% greater than index	0.16%
0.35% greater than index	0.14%
0.30% greater than index	0.12%
0.25% greater than index	0.10%
0.20% greater than index	0.08%
0.16% greater than index	0.06%
0.15% greater than index	0.00%
Even with Index	0.00%
0.15% less than index	0.00%
0.16% less than index	-0.06%
0.20% less than index	-0.08%
0.25% less than index	-0.10%
0.30% less than index	-0.12%
0.35% less than index	-0.14%
0.40% less than index	-0.16%
0.45% less than index	-0.18%
0.50% less than index	-0.20%
0.55% less than index	-0.22%
0.60% less than index	-0.24%
0.65% less than index	-0.26%
0.70% less than index	-0.28%
0.75% less than index	-0.30%
0.80% less than index	-0.32%
0.85% less than index	-0.34%
0.90% less than index	-0.36%
0.95% less than index	-0.38%
1.00% less than index	-0.40%
1.05% less than index	-0.42%
1.10% less than index	-0.44%
1.15% less than index	-0.46%
1.20% less than index	-0.48%
1.25% or more less than index	-0.50%